Exhibit 99

Financial
[NFG LOGO OMITTED]	National Fuel Gas Company	News

6363 Main Street/Williamsville, NY 14221
Margaret M. Suto
Investor Relations
716-857-6987

RELEASE DATE:    January 30, 2004

Joseph P. Pawlowski
Treasurer
716-857-6904

National Fuel Corrects Technical Error in Balance SheetFrom
First Quarter Earnings Results

(January 30, 2004) Buffalo, N.Y.: National Fuel Gas Company (“National Fuel” or “Company”) (NYSE: NFG) today advised that, due to a technical error, a number was omitted from its Consolidated Balance Sheets issued yesterday as part of the Company’s first quarter earnings results news release. The omission did not affect the remainder of the Consolidated Balance Sheets. The following “National Fuel Gas Company and Subsidiaries Consolidated Balance Sheets” corrects the technical error.

        The Company will host a conference call this morning at 9:30 a.m. (Eastern Time) to discuss its first quarter results. There are two ways to access this call. For those with Internet access, you may access the live webcast by going to National Fuel’s Web site at http://www.nationalfuelgas.com and clicking on the “For Investors” link at the top of the homepage. For those without Internet access, you may access the live call by dialing (toll-free) 1-800-884-5695 and using the passcode “96544249.” For those unable to listen to the live conference call, a replay will be available approximately one hour after the conclusion of the call at the same Web site link and by phone at (toll-free) 1-888-286-8010 using passcode “80764944.” Both the webcast and telephonic replay will be available until the close of business on Friday, February 6, 2004.

        National Fuel is an integrated energy company with $3.8 billion in assets distributed among the following six operating segments: Utility, Pipeline and Storage, Exploration and Production, International, Energy Marketing, and Timber. Additional information about National Fuel is available on its Internet Web site: http://www.nationalfuelgas.com or through its investor information service at 1-800-334-2188.

Analyst Contact:      Margaret M. Suto 716-857-6987
Media Contact:        Julie Coppola Cox 716-857-7079

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Page 2.

NATIONAL FUEL GAS COMPANY
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                                          December 31,  September 30,
(Thousands of Dollars)                                       2003          2003
------------------------------------------------------------------------------------

ASSETS
Property, Plant and Equipment                              $4,739,868    $4,657,343
Less - Accumulated Depreciation,
 Depletion and Amortization                                 1,719,355     1,658,256
-----------------------------------------------------     --------------------------
          Net Property, Plant and Equipment                 3,020,513     2,999,087
-----------------------------------------------------     --------------------------

Current Assets:
Cash and Temporary Cash Investments                            76,387        51,421
Receivables - Net                                             203,477       136,532
Unbilled Utility Revenue                                       76,170        27,443
Gas Stored Underground                                         54,042        89,640
Materials and Supplies - at average cost                       37,573        32,311
Unrecovered Purchased Gas Costs                                19,267        28,692
Prepayments                                                    33,313        43,225
Fair Value of Derivative Financial Instruments                  3,897         1,698
-----------------------------------------------------     --------------------------
          Total Current Assets                                504,126       410,962
-----------------------------------------------------     --------------------------

Other Assets:
Recoverable Future Taxes                                       84,818        84,818
Unamortized Debt Expense                                       21,270        22,119
Other Regulatory Assets                                        47,723        49,616
Deferred Charges                                                4,482         7,528
Other Investments                                              68,162        64,025
Investments in Unconsolidated Subsidiaries                     15,988        16,425
Goodwill                                                        5,476         5,476
Intangible Assets                                              49,094        49,664
Other                                                          18,375        18,195
-----------------------------------------------------     --------------------------
          Total Other Assets                                  315,388       317,866
-----------------------------------------------------     --------------------------
Total Assets                                               $3,840,027    $3,727,915
-----------------------------------------------------     --------------------------

CAPITALIZATION AND LIABILITIES
Capitalization:
Comprehensive Shareholders' Equity
Common Stock, $1 Par Value Authorized - 200,000,000
   Shares; Issued and Outstanding - 81,652,923 Shares
   and 81,438,290 Shares, Respectively                        $81,653       $81,438
Paid in Capital                                               483,681       478,799
Earnings Reinvested in the Business                           669,894       642,690
-----------------------------------------------------     --------------------------
Total Common Shareholder Equity Before
    Items of Other Comprehensive Loss                       1,235,228     1,202,927
Accumulated Other Comprehensive Loss                          (56,664)      (65,537)
-----------------------------------------------------     --------------------------
Total Comprehensive Shareholders' Equity                    1,178,564     1,137,390
Long-Term Debt, Net of Current Portion                      1,144,094     1,147,779
-----------------------------------------------------     --------------------------
          Total Capitalization                              2,322,658     2,285,169
-----------------------------------------------------     --------------------------

-----------------------------------------------------     --------------------------
Minority Interest in Foreign Subsidiaries                      37,226        33,281
-----------------------------------------------------     --------------------------

Current and Accrued Liabilities:
Notes Payable to Banks and Commercial Paper                   110,200       118,200
Current Portion of Long-Term Debt                             242,206       241,731
Accounts Payable                                              173,773       125,779
Amounts Payable to Customers                                      421           692
Other Accruals and Current Liabilities                         81,607        52,851
Fair Value of Derivative Financial Instruments                 26,365        17,928
-----------------------------------------------------     --------------------------
          Total Current and Accrued Liabilities               634,572       557,181
-----------------------------------------------------     --------------------------

Deferred Credits:
Accumulated Deferred Income Taxes                             417,112       423,282
Taxes Refundable to Customers                                  13,519        13,519
Unamortized Investment Tax Credit                               8,024         8,199
Cost of Removal Regulatory Liability                           86,239        84,821
Other Regulatory Liabilities                                   66,567        69,867
Pension Liability                                             156,550       154,871
Asset Retirement Obligation                                    26,345        27,493
Other Deferred Credits                                         71,215        70,232
-----------------------------------------------------     --------------------------
          Total Deferred Credits                              845,571       852,284
-----------------------------------------------------     --------------------------
Commitments and Contingencies                                       -             -
-----------------------------------------------------     --------------------------
Total Capitalization and Liabilities                       $3,840,027    $3,727,915
-----------------------------------------------------     --------------------------